EXHIBIT 23.1
                                  ------------

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the inclusion in this Registration Statement of eTotalSource, Inc. on Form SB-2 of our report dated February 26, 2004, included in the Annual Report on Form 10-KSB, of eTotalSource, Inc. for the years ended December 31, 2003 and 2002.



                                      /s/ Gordon, Hughes & Banks, LLP

                                      GORDON, HUGHES & BANKS, LLP

Greenwood Village, Colorado
November 23, 2004